AGREEMENT TO ISSUE WARRANTS


     THIS AGREEMENT TO ISSUE WARRANTS (this "Agreement") is entered into as of this 15th day of May, 1996, by and among LARSON DAVIS INCORPORATED, a Nevada corporation (the "Company"), and LAURA HUBERFELD ("Huberfeld") and NAOMI BODNER ("Bodner"), based on the following premises.

                                    Premises

     A. The parties to this Agreement are parties to an Agreement dated March 6, 1996, as amended April 23, 1996 (the "Prior Agreement"), pursuant to which Huberfeld and Bodner each hold warrants to acquire shares of common stock of the Company, par value $0.001 per share (the "Common Stock"), and the right to acquire, under certain circumstances, additional warrants.

     B. Huberfeld and Bodner have agreed to the early exercise of the warrants currently held by them and the warrants to which they may be entitled in consideration of the Company's agreement to grant them additional warrants to acquire shares of Common Stock on the terms and conditions set forth in this Agreement.

                                   Agreement

     NOW, THEREFORE, based on the stated premises, which are incorporated herein by reference, and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefit to the parties to be derived therefrom, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is hereby agreed as follows:

                                   Article I
                                    Warrants

     1.1 Existing and Committed Warrants. Under the terms of the Prior Agreement, Huberfeld and Bodner each hold warrants to acquire 400,208 shares, or an aggregate of 800,416, shares of Common Stock (the "Existing Warrants"), exercisable under certain conditions as set forth in the Prior Agreement, at $3.25 per share, or an aggregate of $2,601,352. Of this amount, Huberfeld and Bodner have previously paid an aggregate of $500,000 to the Company. In addition to the Existing Warrants, Huberfeld and Bodner each hold the right to receive, under certain conditions as set forth in the Prior Agreement, additional warrants to each acquire 30,000 shares of Common Stock at $3.25 per share (the "Committed Warrants").

     1.2 Exercise of Existing and Committed Warrants. Huberfeld and Bodner agree to exercise the remaining Existing Warrants and all of the Committed Warrants, on or before May 27, 1996, by the payment to the Company of the remaining aggregate exercise price of $2,296,352. The Company agrees to immediately provide irrevocable written instructions to its transfer agent to issue certificates representing the 860,416 shares of Common Stock acquired thereby, 430,208 shares to be registered in the name of Laura Huberfeld and 430,208 shares to be registered in the name of Naomi Bodner, and to deliver such certificates to Huberfeld and Bodner.

     1.3 Issuance of Additional Warrants. On exercise of the Existing and Committed Warrants in accordance with the provisions of Section 1.2, the Company agrees to issue warrants to Huberfeld and

Bodner to acquire an aggregate of 600,416 shares of Common Stock at an exercise price of $6.25 per share of Common Stock at any time after November 1, 1996 and prior to the close of business on November 1, 1998 (the "$6.25 Warrants"). The Company shall issue one $6.25 Warrant, in the form attached hereto as Exhibit "A," to acquire 300,208 shares of Common Stock to Huberfeld and one $6.25 Warrant, in the form attached hereto as Exhibit "A," to acquire 300,208 shares of Common Stock to Bodner.

                                   Article II
           Representations, Covenants, and Warranties of the Company

     As an inducement to, and to obtain the reliance of, Huberfeld and Bodner, the Company represents and warrants as follows:

     2.1 Organization of the Company. The Company is a corporation duly organized, validly existing, and in good standing under laws of the state of Nevada, and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted.
The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of the Company's certificate of incorporation or bylaws. The Company has taken all action required by law, its certificate of incorporation, its bylaws, or otherwise to authorize the execution and delivery of this Agreement and the consummation of the transactions herein contemplated.

     2.2 Approval of Agreement. The board of directors of the Company has authorized the execution and delivery of this Agreement by the Company and has approved the consummation of the transactions contemplated hereby. This Agreement is the legal, valid, and binding agreement of the Company enforceable between the parties in accordance with its terms.

     2.3 Financial Information. Each of the financial statements contained in the information referred to in section 2.4 present fairly the financial condition of the Company as of the respective dates of such financial statements and the results of its operations for the periods indicated. All such audited and unaudited financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved as explained in the notes to such financial statements and have been presented in accordance with the requirements of the rules and regulations promulgated by the SEC regarding the form and content of and requirements for financial statements to be filed with the SEC.

     2.4 Information. The information concerning the Company set forth in this Agreement, the annual report on form 10-KSB filed with the SEC for the year ended June 30, 1995, and all amendments thereto, and the quarterly reports on form 10-QSB for the quarters ended September 30, and December 31, 1995, is, or was, as of the date of the respective reports, complete and accurate in all material respects and did not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

     2.5 Third-Party Consents. None of the contracts, agreements, leases, or other commitments, written or oral, to which the Company is a party or to which any of its properties or assets are subject require the consent of any other party in order to consummate the transactions herein contemplated, except where the failure to obtain such consent would not have a material adverse effect on the transactions contemplated herein. Except for the satisfaction of requirements of federal and state securities and corporation laws, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby.

     2.6 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any indenture, mortgage, deed of trust, lease, or other contract, agreement, or instrument to which the Company is a party or to which any of its properties or operations are subject and the breach of which would have a material adverse effect on the Company.

                                  Article III
       Representations, Covenants, and Warranties of Huberfeld and Bodner

     As an inducement to, and to obtain the reliance of the Company, Huberfeld and Bodner represent and warrant as follows:

     3.1 Binding Agreement. This Agreement is the legal, valid, and binding obligation of each of Huberfeld and Bodner enforceable in accordance with its terms.

     3.2 Third-Party Consents. None of the contracts, agreements, leases, or other commitments, written or oral, to which Huberfeld or Bodner is a party or to which any of their properties or assets are subject require the consent of any other party in order to consummate the transactions herein contemplated, except where the failure to obtain such consent would not have a material adverse effect on the transactions contemplated herein. No authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by Huberfeld and Bodner of this Agreement and the consummation by Huberfeld and Bodner of the transactions contemplated hereby.

     3.3 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated hereby, will not result in the breach of any term or provision of, constitute an event of default under, or require the consent or approval of any third-party pursuant to, any material contract, agreement, or instrument to which Huberfeld or Bodner is a party or to which any of their respective properties or assets are subject.

     3.4 Information. The information concerning Huberfeld or Bodner set forth in this Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

                                   Article IV
                               Special Covenants

     4.1 Indemnification by Huberfeld and Bodner. Huberfeld and Bodner agree to jointly and severally indemnify and hold harmless the Company and its directors and officers, and each person, if any, who controls the Company within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), from and against any and all losses, claims, damages, expenses, liabilities, or actions to which any of them may become subject under applicable law (including the Securities Act and the Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any application or statement filed with a governmental body or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing by Huberfeld or Bodner expressly for use therein. Huberfeld and Bodner agree at any time upon the request of the Company to furnish to it a written letter or statement confirming the accuracy of the information with respect to Huberfeld and Bodner contained in any report or other application or statement referred to in this Article IV, or in any draft of any such documents, and confirming that the information with respect to Huberfeld and Bodner contained in such document or draft was furnished by Huberfeld or Bodner, indicating the inaccuracies or omissions contained in such document or draft or indicating the information not furnished by Huberfeld or Bodner expressly for use therein. The indemnity agreement contained in this section 4.1 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Company and shall survive the consummation of the transactions contemplated by this Agreement.

     4.2 Indemnification by the Company. The Company will indemnify and hold harmless Huberfeld and Bodner from and against any and all losses, claims, damages, expenses, liabilities, or actions to which either of them may become subject under applicable law (including the Securities Act and the Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon any breach of this Agreement or any untrue statement or alleged untrue statement of a material fact contained in any application or statement filed with a governmental body or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing by the Company expressly for use therein. The Company agrees at any time upon the request of Huberfeld or Bodner to furnish to them a written letter or statement confirming the accuracy of the information with respect to the Company contained in any report or other application or statement referred to in this Article IV, or in any draft of any such document, and confirming that the information with respect to the Company contained in such document or draft was furnished by the Company, indicating the inaccuracies or omissions contained in such document or draft or indicating the information not furnished by the Company expressly for use therein. The indemnity agreement contained in this section 4.2 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of Huberfeld and Bodner and shall survive the consummation of the transactions contemplated by this Agreement.

     4.3 The Acquisition of Purchased Stock. The consummation of this Agreement and the issuance of $6.25 Warrants to Huberfeld and Bodner contemplated herein and the issuance of Common Stock on the exercise of such $6.25 Warrants constitutes the offer and sale of securities as those terms are defined under the Securities Act and applicable state statutes. Such transactions shall be consummated in reliance on certain exemptions from the registration requirements of federal and state securities laws, which depend, among other items, on the circumstances under which such securities are acquired.

          (a) In order to provide documentation for reliance upon such exemptions, Huberfeld and Bodner make the following representations and warranties:

               (i) Huberfeld and Bodner acknowledge that neither the SEC nor the securities commission of any state or other federal agency has made any determination as to the merits of acquiring the Warrants or the shares of Common Stock issuable on exercise of the Warrants, and that this transaction involves certain risks.

               (ii) Huberfeld and Bodner have received and read this Agreement and understand the risks related to the consummation of the transactions herein contemplated.

               (iii) Huberfeld and Bodner have such knowledge and experience in business and financial matters that each of them is capable of evaluating the Company and its business operations.

               (iv) Huberfeld and Bodner have adequate means of providing for their current needs and possible personal contingencies and have no need now, and anticipates no need in the foreseeable future, to sell any of the Warrants or the shares of Common Stock issuable on exercise of the Warrants. Huberfeld and Bodner are each able to bear the economic risks of this investment, and, consequently, without limiting the generality of the foregoing, are able to hold the Warrants and the shares of Common Stock issuable on exercise of the Warrants for an indefinite period of time, and have a sufficient net worth to sustain a loss of the entire investment, in the event such loss should occur.

               (v) Huberfeld and Bodner have each been provided with all information contained in the Company's annual report on form 10-K for the year ended June 30, 1995, and all subsequent interim reports filed by the Company with the Securities and Exchange Commission. Huberfeld's and Bodner's representatives, including their legal counsel, have personally met with the officers and directors of the Company and have investigated the intellectual property assets of the Company. Each of Huberfeld and Bodner and their representatives have been given the opportunity to meet with and ask questions of the officers and directors of the Company and to obtain any additional information they consider material to the acquisition of the Warrants and the shares of Common Stock issuable on exercise of the Warrants.

               (vi) Each of Huberfeld and Bodner is acquiring the Warrants and the shares of Common Stock issuable on exercise of the Warrants for her own account and not for resale to others.

               (vii) Each of Huberfeld and Bodner confirms that she is an "accredited investor" as defined under rule 501 of regulation D promulgated under the Securities Act. Each of Huberfeld and Bodner confirms that her individual net worth, or joint net worth with her spouse, at the time of her purchase exceeds $1,000,000, or that she had an individual income in excess of $200,000 in each of the two most recent years or joint income with her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

               (viii)    Each of Huberfeld and Bodner is a resident of the New
          York.

               (ix) Each of Huberfeld and Bodner understands that none of the Warrants or the shares of Common Stock issuable on exercise of the Warrants has been registered, but are being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the Warrants and the shares of Common Stock issuable on exercise of the Warrants may, under certain circumstances, be inconsistent with this exemption and may make the holder an "underwriter" within the meaning of the Securities Act.
          Each of Huberfeld and Bodner further acknowledges that the Warrants and the shares of Common Stock issuable on exercise of the Warrants must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Securities Act or an exemption from such registration is available; the Company is under no obligation to register the Warrants or the shares of Common Stock issuable on exercise of the Warrants under the Securities Act or under section 12 of the Exchange Act, except as provided in this Agreement or as may be expressly agreed to by it in writing; if rule 144 is available, and no assurance is given that it will be, initially only routine sales of the Warrants and the shares of Common Stock issuable on exercise of the Warrants in limited amounts can be made in reliance on rule 144 in accordance with the terms and conditions of that rule; the Company is under no obligation to the undersigned to make rule 144 available, except as may be expressly agreed to by it in writing; in the event rule 144 is not available, compliance with regulation A or some other exemption may be required before any holder can sell, transfer, or otherwise dispose of the Warrants or the shares of Common Stock issuable on exercise of the Warrants without registration under the Securities Act; the Company's registrar and transfer agent will maintain a stop transfer order against the registration of transfer of the Warrants and the shares of Common Stock issuable on exercise of the Warrants; and the certificate(s) representing the Warrants and the shares of Common Stock issuable on exercise of the Warrants will bear a legend in substantially the following form so restricting the sale of the Warrants and the shares of Common Stock issuable on exercise of the
          Warrants:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

          (b) In order to more fully document reliance on the exemptions as provided herein, each of Huberfeld and Bodner shall execute and deliver to the Company such further letters of representation, acknowledgment, suitability, or the like, as the Company and its counsel may reasonably request in connection with reliance on exemptions from registration under such securities laws.

          (c) The parties to this Agreement acknowledge that the basis for relying on exemptions from registration or qualification are factual, depending on the conduct of the various parties, and that no legal opinion or other assurance will be required or given to the effect that the transactions contemplated hereby are in fact exempt from registration or qualification.

                                   Article V
                              Registration Rights

     5.1 Current Registration Statement. The resale of the shares of Common Stock to be received by Huberfeld and Bodner on exercise of the Existing and Committed Warrants is currently included in a registration statement on form S-3 filed by the Company and declared effective by the SEC on March 22, 1996 (the "Current Registration Statement"). The Company shall use its best efforts to maintain the effectiveness of the Current Registration Statement for a period of not less than two years from December 1, 1996, or such shorter period as will terminate when all of the securities covered by the Current Registration Statement have been sold or withdrawn.

     5.2 Demand Registration. On the written request of Huberfeld or Bodner, the Company shall use its best efforts to prepare and file with the Securities and Exchange Commission (the "SEC"), as soon as commercially practicable subsequent to such written request, but in no event more than 120 days subsequent to such request, a registration statement (the "New Registration Statement") that includes resale of the shares of Common Stock issuable on exercise of all the $6.25 Warrants. Thereafter, the Company shall use its best efforts to cause such New Registration Statement to become effective as soon as is practicably possible and remain effective as provided herein. The Company further agrees to:

          (a) Prepare and file with the SEC such amendments and post-effective amendments to the New Registration Statement as may be necessary to keep the New Registration Statement effective for a period of not less than two
     (2) years from the date of exercise of the $6.25 Warrants, or such shorter period which will terminate when all securities covered by such New Registration Statement have been sold or withdrawn; cause the prospectus which is part of the New Registration Statement to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such New Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such New Registration Statement or supplement to the prospectus;

          (b) Notify any holder of Common Stock covered by the New Registration Statement (the "Selling Shareholders") when a prospectus is required to be delivered under the Securities Act, when the Company becomes aware of the happening of any event as a result of which the prospectus included in such New Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading and, as promptly as practicable thereafter, prepare and file with the SEC and furnish to Selling Shareholders a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (c) Enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such securities;

          (d) Use its best efforts to cause all securities of Selling Shareholders included in such New Registration Statement to be listed, by the date of the first sale of securities pursuant to such New Registration Statement, on each securities or trading exchange on which the Company's securities of the same class are then listed or proposed to be listed, if any;

          (e) On or prior to the date on which the New Registration Statement is declare effective, use its best efforts to register or qualify, and cooperate with Selling Shareholders, the underwriter or underwriters, if any, and their counsel, in connection with the registration or qualification of, the securities of Selling Shareholders covered by the New Registration Statement for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as Selling Shareholders or the underwriter reasonably requests in writing, to use its best efforts to keep each such registration or qualification effective, including through new filings, or amendment or renewals, during the period such New Registration Statement is required to be keep effective and to do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions of the securities of Selling Shareholders covered by the New Registration Statement; provided that, the Company will not be required to (1) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (e), (2) consent to general service of process in any such jurisdiction, or (3) subject itself to general taxation in any such jurisdiction;

          (f) Cooperate with Selling Shareholders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold by Selling Shareholders under the New Registration Statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Selling Shareholders may request; and

          (g) Use it best efforts to cause the securities of Selling Shareholders covered by the New Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable Selling Shareholders or the underwriter or underwriters, if any, to consummate the disposition of such securities.

     5.3 Piggyback Registration. If at any time prior to the date that is three years from the acquisition of Common Stock by Huberfeld and Bodner pursuant to the exercise of the $6.25 Warrants the Company elects to file a registration statement and the resale by Huberfeld and Bodner of the Common Stock acquired on the exercise of the $6.25 Warrants is not then covered by an effective registration statement, the Company shall give Huberfeld and Bodner notice of its intent to do so. Huberfeld and Bodner shall have ten days subsequent to such notice to elect to have shares of Common Stock acquired on the exercise of the $6.25 Warrants then held by them included in such registration statement; provided that, such shares shall not be included if, in the judgment of the lead underwriter involved in the transaction, the inclusion of such shares would adversely affect the underwriting or the completion of the proposed financing. The provisions of this paragraph shall not apply to a registration statement filed on forms S-8, S-4, or similar forms.

     5.4  Cooperation by Huberfeld and Bodner.

          (a) Huberfeld and Bodner shall furnish to the Company in writing such information and affidavits as the Company may reasonably require in connection with any registration, qualification or compliance with respect to such securities. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the securities of any Selling Shareholder that such Selling Shareholder shall furnish to the Company such information regarding the Selling Shareholder, the securities to be registered and other securities in the Company held, and the intended method of disposition of such securities as shall be required to effect the registration of such securities.

          (b) By exercising their Warrants, Huberfeld and Bodner shall be deemed to have confirmed at the time of such exercise the continuing accuracy of the information respecting their status as accredited investors and the suitability of an investment in the Common Stock for them that is contained herein, all except as such investors may then advise the Company in writing. The Company may also require, as a condition precedent to exercise, that Huberfeld or Bodner, as the case may be, complete and deliver to the Company a suitability letter containing representations and warranties regarding suitability of the investment of like tenor to those contained herein.

          (c) Huberfeld and Bodner, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (b) of section 5.2, will forthwith discontinue disposition of the securities until their receipt of copies of the supplemented or amended prospectus contemplated by paragraph (b) of section 5.2 or until they are advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and have received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, Huberfeld and Bodner will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company all copies, other than permanent file copies then in their possession, of the prospectus covering such securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period mentioned in paragraph (a) of section 5.2 shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when Huberfeld and Bodner shall have received the copies of the supplemented or amended prospectus contemplated by paragraph (b) of section 5.2 hereof or the Advice.

          (d) At the end of any period during which the Company is obligated to keep any Registration Statement current and effective (and any required extensions), Huberfeld and Bodner shall discontinue sales of securities pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the securities covered by such Registration Statement which remain unsold, and Huberfeld and Bodner shall notify the Company of the number of securities registered which remain unsold promptly after receipt of such notice from the Company.

          (e) Huberfeld and Bodner acknowledge that the registration of the resale of the securities or the availability of an exemption from registration in certain states may impose certain limitations and conditions on the manner and nature of such sales. The Company shall advise Huberfeld and Bodner in writing of such registration or exemption and the related limitations and conditions from time to time. Huberfeld and Bodner shall be solely responsible for their own compliance with such limitations and conditions.

     5.5 Holdback Agreement. Huberfeld and Bodner, if requested by the managing underwriter or underwriters for any underwritten, registered offering of the securities of the Company, agree not to effect any public sale or distribution of securities, including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, during the 15 days prior to, and during the 120-day period commencing on the effective date of such registration (except as part of such registration). In the event Huberfeld and Bodner are prohibited from effecting a sale of securities pursuant to this section 5.5, the time period in paragraph (a) of section 5.2 shall be extended by the number of days Huberfeld and Bodner are so prohibited.

     5.6 Registration and Selling Expenses. All of the costs and expenses of registration provided for herein will be borne by the Company, including the fees and expenses of the counsel and accountants for the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), and all other costs and expenses of the Company incident to the preparation, printing, and filing under the Securities Act of any registration statement (and all amendments and supplements thereto) and furnishing copies thereof and of the prospectus included therein, and the costs and expenses incurred by the Company in connection with the qualification of the Warrants and shares of Common Stock received on exercise of Warrants under the state securities or blue sky laws of various jurisdictions; provided that, the Company shall not bear the costs and expenses of Huberfeld and Bodner comprising underwriters' commissions, brokerage fees, transfer taxes, or the fees and expenses of any counsel, accountant, or other representative retained by Huberfeld and Bodner.

     5.7 Rule 144. The Company agrees that it will use its best efforts to file in a timely manner all reports required to be filed by it pursuant to the Exchange Act and, at any time and upon request of Huberfeld or Bodner, will furnish them with such information generated by the Company in the ordinary course of business as may be reasonably necessary to enable them to effect sales of Common Stock received on exercise of Warrants without registration pursuant to Rule 144 under the Securities Act. Notwithstanding the foregoing, the Company may deregister any class of its securities under section 12 of the Exchange Act or suspend its duty to file reports with respect to any class of its securities pursuant to section 15(d) of the Exchange Act if it is then permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

     5.8 Participation in Underwritten Registrations. Huberfeld and Bodner may not participate in any underwritten piggyback registration in which they chose to have stock included unless Huberfeld and Bodner (a) agree to sell shares of Common Stock received on exercise of Warrants on the basis provided in any underwriting arrangements approved by the Company and the underwriter, and (b) complete and execute all questionnaires, powers of attorney, underwriting agreements and other documents customarily required under the terms of such underwriting arrangements.

                                   Article VI
                                 Miscellaneous

     6.1 No Brokers. Huberfeld, Bodner, and the Company agree that no third person has in any way brought the parties together or been instrumental in the negotiation, execution, or consummation of this Agreement. Huberfeld, Bodner, and the Company each agree to indemnify the other against any claim by any third person for any commission, brokerage, finder's fee, or other payment with respect to this Agreement or the transactions contemplated hereby based upon any alleged agreement or understanding between such party and such third person, whether expressed or implied, arising from the actions of such party. The covenants set forth in this section 6.1 shall survive the date hereof and the consummation of the transactions herein contemplated.

     6.2 Governing Law. This Agreement shall in all respects, including all matters of construction, validity, and performance, be governed by, and construed and enforced in accordance with, the laws of the state of Utah applicable to contracts entered into in that state between citizens of that state and to be performed wholly within that state without reference to any rules governing conflicts of laws

     6.3 Notices. All notices, demands, requests, or other communications required or authorized hereunder shall be deemed given sufficiently if in writing and if personally delivered; if sent by facsimile transmission, confirmed with a written copy thereof sent by overnight express delivery; if sent by registered mail or certified mail, return receipt requested and postage prepaid; or if sent by overnight express delivery:

          If to the Company, to:   Larson Davis Incorporated
                              Attn.:  Brian G. Larson, President
                              1681 West 820 North
                              Provo, Utah 84601
                              Facsimile Transmission:  (801) 375-0182
                              Confirmation:  (801) 375-0177

          With copies to:     Keith L. Pope, Esq.
                              Kruse, Landa & Maycock, L.L.C.
                              Eighth Floor, Bank One Tower
                              50 West Broadway
                              Salt Lake City, Utah 84101
                              Facsimile Transmission:  (801) 359-3954
                              Confirmation:  (801) 531-7090

          If to Huberfeld or Bodner, to:     Ms. Laura Huberfeld
                              Ms. Naomi Bodner
                              c/o Broad Capital Associates, Inc.
                              152 West 57th Street, 54th Floor
                              New York, New York 10019
                              Facsimile Transmission:  (212) 581-0002
                              Confirmation:  (212) 581-0500

          With copies to:     Michael Solovay, Esq.
                              Solovay Marshall & Edlin
                              845 Third Avenue
                              New York, New York  10022
                              Facsimile Transmission:  (212) 355-4608
                              Confirmation:  (212) 752-1000

or such other addresses and facsimile numbers as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice, demand, request, or other communication shall be deemed to have been given as of the date personally delivered or on the first business day after a legible copy sent by facsimile transmission is received, three days after the date mailed by registered or certified mail, or on the first business day after the date sent by overnight delivery.

     6.4 Attorneys' Fees. In the event that any party institutes and prevails in any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the defaulting or breaching party or parties shall reimburse the nonbreaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

     6.5 Best Knowledge. Whenever any representation is made to the "best knowledge" of any party, it shall be deemed to be a representation that an officer or director of such party, after reasonable investigation, has any current actual knowledge of such matters.

     6.6 Entire Agreement. This Agreement, together with the documents to be delivered pursuant hereto, represents the entire agreement between the parties relating to the subject matter hereof. There are no other courses of dealing, understanding, agreements, representations, or warranties, written or oral, except as set forth herein.

     6.7 Survival; Termination. The representations, warranties, and covenants of the respective parties as set forth in this Agreement shall survive the closing and consummation of the transactions contemplated by this Agreement for a period of two years from the date of this Agreement. The Company's cumulative liability to Huberfeld and Bodner for breaches of this Agreement shall not exceed the aggregate exercise price of the Warrants covered hereby.

     6.8 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

     6.9 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. This Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

     6.10 Third-Party Beneficiaries. This Agreement is solely between the parties hereto and no director, officer, stockholder, employee, agent, independent contractor, or any other person or entity shall be deemed to be a third-party beneficiary of this Agreement.

     6.11 No Public Announcement. None of the parties to this Agreement shall, without the approval of each other party, make any press release or other public announcement concerning the transactions contemplated by this Agreement without first providing a copy of such press release or public announcement to the other parties to this Agreement at least five days prior to release. Nothing contained herein shall prohibit any party from making any pubic disclosure or announcement which is required by law.



     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                              The Company:

                                   Larson Davis Incorporated


                                   By
                                        Brian G. Larson, President


                              Huberfeld:



                                   Laura Huberfeld
                                   Address:  152 West 57th Street
                                         New York, New York  10019


                              Bodner:



                                   Naomi Bodner
                                   Address:  152 West 57th Street
                                         New York, New York  10019


                                                                     Exhibit "A"


                           LARSON DAVIS INCORPORATED
                             (a Nevada corporation)

                          Warrant for the Purchase of
                300,208 Shares of Common Stock, Par Value $0.001

                           THIS WARRANT WILL BE VOID
               AFTER 11:59 P.M. MOUNTAIN TIME ON NOVEMBER 1, 1998

   This Warrant has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and is a "restricted security" within the meaning of Rule 144 promulgated under the Securities Act.  This Warrant has been acquired for investment and may not be sold or transferred without complying with Rule 144 in the absence of an effective registration or other compliance under the Securities Act.

     This certifies that, for value received,            (the "Holder"), is
                                              ----------
entitled to subscribe for, purchase, and receive 300,208 fully paid and nonassessable shares of common stock, par value $0.001 (the "Warrant Shares"), of Larson Davis Incorporated, a Nevada corporation (the "Company"), at the price of $6.25 per Warrant Share (the "Exercise Price"), at any time or from time to time after November 1, 1996, and on or before 11:59 p.m. mountain time on November 1, 1998 (the "Exercise Period"), on presentation and surrender of this Warrant with the purchase form attached hereto, duly executed, at the principal office of the Company at 1681 West 820 North, Provo, Utah 84601, and by paying in full and in lawful money of the United States of America by cash or cashier's check, the Exercise Price for the Warrant Shares as to which this Warrant is exercised, on all the terms and conditions hereinafter set forth. The number of Warrant Shares to be received on exercise of this Warrant and the Exercise Price may be adjusted on the occurrence of such events as described herein. If the subscription rights represented hereby are not exercised by 11:59 p.m. mountain time on November 1, 1998, this Warrant shall automatically become void and of no further force or effect, and all rights represented hereby shall cease and expire.

     Subject to the terms set forth herein, this Warrant may be exercised by the Holder in whole or in part by execution of the form of exercise attached hereto and payment of the Exercise Price in the manner described above.

     1. Exercise of Warrants. On the exercise of all or any portion of this Warrant in the manner provided above, the Holder exercising the same shall be deemed to have become a holder of record of the Warrant Shares for all purposes, and certificates for the securities so purchased shall be delivered to the Holder within a reasonable time, but in no event longer than ten days after this Warrant shall have been exercised as set forth above. If this Warrant shall be exercised in respect to only a part of the Warrant Shares covered hereby, the Holder shall be entitled to receive a similar Warrant of like tenor and date covering the number of Warrant Shares with respect to which this Warrant shall not have been exercised. On the exercise of all or any portion of this Warrant, at the instruction of the Holder, the Company shall offset any amounts due by it to Holder against payment of the exercise price for the Warrants.


     2. Limitation on Transfer. Subject to the restrictions set forth in paragraph 7 hereof, this Warrant is transferable at the offices of the Company. In the event this Warrant is assigned in the manner provided herein, the Company, upon request and upon surrender of this Warrant by the Holder at the principal office of the Company accompanied by payment of all transfer taxes, if any, payable in connection therewith, shall transfer this Warrant on the books of the Company. If the assignment is in whole, the Company shall execute and deliver a new Warrant or Warrants of like tenor to this Warrant to the appropriate assignee expressly evidencing the right to purchase the aggregate number of shares of common stock purchasable hereunder; and if the assignment is in part, the Company shall execute and deliver to the appropriate assignee a new Warrant or Warrants of like tenor expressly evidencing the right to purchase the portion of the aggregate number of Warrant Shares as shall be contemplated by any such transfer, and shall concurrently execute and deliver to the Holder a new Warrant of like tenor to this Warrant evidencing the right to purchase the remaining portion of the Warrant Shares purchasable hereunder which have not been transferred to the assignee.

     3. Exchange of Warrants. This Warrant is exchangeable, on the presentation and surrender hereof by the Holder at the office of the Company, for a new Warrant or Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of Warrant Shares which may be subscribed for and purchased hereunder.

     4. Fully Paid Shares. The Company covenants and agrees that the Warrant Shares which may be issued on the exercise of the rights represented by this Warrant will be, when issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will have authorized and reserved a sufficient number of shares of common stock to provide for the exercise of the rights represented by this Warrant.

     5. Antidilution Provisions. The Warrant Price and number of Warrant Shares purchasable pursuant to this Warrant may be subject to adjustment from time to time as follows:

          (a) If the Company shall take a record of the holders of its common stock for the purpose of entitling them to receive a dividend in shares, the Warrant Price in effect immediately prior to such record date shall be proportionately decreased, such adjustment to become effective immediately after the opening of business on the day following such record date.

          (b) If the Company shall subdivide the outstanding shares of common stock into a greater number of shares, combine the outstanding shares of common stock into a smaller number of shares, or issue by reclassification any of its shares, the Warrant Price in effect immediately prior thereto shall be adjusted so that the Holder of this Warrant thereafter surrendered for exercise shall be entitled to receive, after the occurrence of any of the events described, the number of Warrant Shares to which the Holder would have been entitled had such Warrant been exercised immediately prior to the occurrence of such event. Such adjustment shall become effective immediately after the opening of business on the day following the date on which such subdivision, combination, or reclassification, as the case may be, becomes effective.

          (c) If any capital reorganization or reclassification of the Company's common stock, or consolidation or merger of the Company with another corporation or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of common stock shall be entitled to receive stock, securities, or assets with respect to or in exchange for common stock, then, as a condition of such reorganization, reclassification, consolidation, merger, or sale, lawful adequate provisions shall be made whereby the Holder of this Warrant shall thereafter have the right to acquire and receive on exercise hereof such shares of stock, securities, or assets as would have been issuable or payable (as part of the reorganization, reclassification, consolidation, merger, or sale) with respect to or in exchange for such number of outstanding common shares of the Company as would have been received on exercise of this Warrant immediately before such reorganization, reclassification, consolidation, merger, or sale.

          In any such case, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof shall thereafter be applicable in relation to any shares of stock, securities, or assets thereafter deliverable on the exercise of this Warrant. In the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of its assets which results in the issuance of a number of shares of common stock of the surviving or purchasing corporation greater or less than the number of shares of common stock of the Company outstanding immediately prior to such merger, consolidation, or purchase are issuable to holders of common stock of the Company, then the Warrant Price in effect immediately prior to such merger, consolidation, or purchase shall be adjusted in the same manner as though there was a subdivision or combination of the outstanding shares of common stock of the Company. The Company will not effect any such consolidation, merger, or sale unless prior to the consummation thereof the successor corporation resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the Holder hereof at its last address appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, such Holder may be entitled to acquire on exercise of this Warrant.

          (d) If: (i) the Company shall take a record of the holders of its shares of common stock for the purpose of entitling them to receive a dividend payable otherwise than in cash, or any other distribution in respect of the shares of common stock (including cash), pursuant to, without limitation, any spin-off, split-off, or distribution of the Company's assets; or (ii) the Company shall take a record of the holders of its shares of common stock for the purpose of entitling them to subscribe for or purchase any shares of any class or to receive any other rights; or
     (iii) in the event of any classification, reclassification, or other reorganization of the shares which the Company is authorized to issue, consolidation or merger of the Company with or into another corporation, or conveyance of all or substantially all of the assets of the Company; or
     (iv) in the event of the voluntary or involuntary dissolution, liquidation, or winding up of the Company; then, and in any such case, the Company shall mail to the Holder of this Warrant, at least 30 days prior thereto, a notice stating the date or expected date on which a record is to be taken for the purpose of such dividend, distribution or rights, or the date on which such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation, or winding up, as the case may be. Such notice shall also specify the date or expected date, if any is to be fixed, as of which holders of shares of common stock of record shall be entitled to participate in such dividend, distribution, or rights, or shall be entitled to exchange their shares of common stock for securities or other property deliverable upon such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation, or winding up, as the case may be.

          (e) If the Company, at any time while this Warrant shall remain unexpired and unexercised, sells shares of common stock to an affiliate of the Company, excluding shares issued on the exercise of options issued and outstanding as of the date hereof and shares issued to officers and directors under stock option plans of the Company existing as of the date hereof, at a price lower than the Exercise Price provided herein, as the same may from time to time be adjusted pursuant to this section 5, then the Exercise Price of these Warrants shall be reduced automatically to such lower price at which the Company has sold common stock.

          (f) No fraction of a share shall be issued on exercise, but, in lieu thereof, the Company, notwithstanding any other provision hereof, may pay therefor in cash at the fair value of any such fractional share at the time of exercise.

     6. Disposition of Warrants or Warrant Shares. The registered owner of this Warrant, by acceptance hereof, agrees for himself and any subsequent owner(s) that, before any disposition is made of any Warrant Shares, the owner(s) shall give written notice to the Company describing briefly the manner of any such proposed disposition. No such disposition shall be made unless and until:

          (a) the Company has received an opinion from counsel for the owner(s) of the Warrant Shares stating that no registration under the Securities Act is required with respect to such disposition; or

          (b) a registration statement or post-effective amendment to a registration statement under the Securities Act has been filed by the Company and made effective by the Commission covering such proposed disposition.

     7. Registration of Warrant Shares. On request of the Holder, the Company shall use its best efforts to file a registration statement under the Securities Act to register the resale of the Warrant Shares issuable on the exercise of this Warrant, shall utilize its best efforts to cause such registration statement to become effective as soon as is commercially reasonable, and shall maintain the effectiveness of such registration statement for a period of two years, unless the Company's legal counsel is of the reasonable opinion that registration is not required in order to dispose of the Warrant Shares. The Holder(s) shall cooperate with the Company and shall furnish such information as the Company may request in connection with any such registration statement hereunder, on which the Company shall be entitled to rely.

     8. Governing Law. This agreement shall be construed under and be governed by the laws of the state of Nevada.

     9. Notices. All notices, demands, requests, or other communications required or authorized hereunder shall be deemed given sufficiently if in writing and if personally delivered; if sent by facsimile transmission, confirmed with a written copy thereof sent by second day express delivery or registered mail, return receipt requested and postage prepaid; if sent by registered mail or certified mail, return receipt requested and postage prepaid; or if sent by second day express delivery:

          If to the Company, to:   Larson Davis Incorporated
                                   Attn.:  Brian G. Larson, President
                                   1681 West 820 North
                                   Provo, Utah 84601
                                   Facsimile Transmission:  (801) 375-0182
                                   Confirmation:  (801) 375-0177

          If to the Holder:        Ms. Laura Huberfeld
                                   Ms. Naomi Bodner
                                   c/o Broad Capital Associates, Inc.
                                   152 West 57th Street, 54th Floor
                                   New York, New York 10019
                                   Facsimile Transmission:  (212) 581-0002
                                   Confirmation:  (212) 581-0500

or other such addresses and facsimile numbers as shall be furnished by any party in the manner for giving notices hereunder, and any such notice, demand, request, or other communication shall be deemed to have been given as of the date so delivered or sent by facsimile transmission, three days after the date so mailed, or two days after the date so sent by second day delivery.

     10. Loss, Theft, Destruction, or Mutilation. Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction, or mutilation of this Warrant, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     11. Taxes. The Company will pay all taxes in respect of the issue of this Warrant or the Warrant Shares issuable upon exercise thereof.

     DATED this 3rd day of May, 1996.

                                   LARSON DAVIS INCORPORATED


                                   By
                                        Brian G. Larson, President


                               Form of Assignment
                 (to be signed only upon assignment of Warrant)

TO:  Larson Davis Incorporated
     Attn.: President
     1681 West 820 North
     Provo, Utah 84601

     FOR VALUE RECEIVED,                   does hereby sell, assign, and
                         -----------------
transfer unto                      the right to purchase             shares of
              --------------------                       -----------
common stock of LARSON DAVIS INCORPORATED (the "Company"), evidenced by the attached Warrant, and does hereby irrevocably constitute and appoint attorney to transfer such right on the books of the Company
- -----------------
with full power of substitution in the premises.

     DATED this       day of           , 19   .
                -----        ----------    ---

                                   Signature:

                                   Signature Guaranteed:

NOTICE: The signature to the form of assignment must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.



                                Form Of Purchase
                  (to be signed only upon exercise of Warrant)

TO:  Larson Davis Incorporated
     Attn.: President
     1681 West 820 North
     Provo, Utah 84601

     The undersigned, the owner of the attached Warrant, hereby irrevocably elects to exercise the purchase rights represented by the Warrant for, and to
purchase thereunder,             shares of the common stock of LARSON DAVIS
                     -----------
INCORPORATED and herewith makes payment of $            therefor (at the rate of
                                            -----------
$4.50 per share of common stock). Please issue the shares of common stock as to which this Warrant is exercised in accordance with the enclosed instructions and, if the Warrant is being exercised with respect to less than all of the shares to which it pertains, prepare and deliver a new Warrant of like tenor for the balance of the shares of common stock purchasable under the attached Warrant.

     DATED this       day of           , 19   .
                -----        ----------    ---

                                   Signature:

                                   Signature Guaranteed: